2015 Q1 Earnings Call April 23, 2015

Forward Looking Statements Information in this presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation, reduced earnings due to larger than expected credit losses in the sectors of our loan portfolio secured by real estate due to economic factors, including declining real estate values, increasing interest rates, increasing unemployment, or changes in payment behavior or other factors; reduced earnings due to larger credit losses because our loans are concentrated by loan type, industry segment, borrower type, or location of the borrower or collateral; the rate of delinquencies and amount of loans charged-off; the adequacy of the level of our allowance for loan losses and the amount of loan loss provisions required in future periods; costs or difficulties related to the integration of the banks we acquired or may acquire may be greater than expected; results of examinations by our regulatory authorities, including the possibility that the regulatory authorities may, among other things, require us to increase our allowance for loan losses or writedown assets; the amount of our loan portfolio collateralized by real estate, and the weakness in the commercial real estate market; our ability to maintain appropriate levels of capital; adverse changes in asset quality and resulting credit risk-related losses and expenses; increased funding costs due to market illiquidity, increased competition for funding, and increased regulatory requirements with regard to funding; significant increases in competitive pressure in the banking and financial services industries; changes in political conditions or the legislative or regulatory environment, including the effect of recent financial reform legislation on the banking industry; general economic conditions, either nationally or regionally and especially in our primary service area, becoming less favorable than expected resulting in, among other things, a deterioration in credit quality; our ability to retain our existing customers, including our deposit relationships; changes occurring in business conditions and inflation; changes in monetary and tax policies; ability of borrowers to repay loans; risks associated with a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors and other service providers or other third parties, including as a result of cyber attacks, which could disrupt our businesses, result in the disclosure or misuse of confidential or proprietary information, damage our reputation, increase our costs and cause losses; changes in accounting principles, policies or guidelines; changes in the assessment of whether a deferred tax valuation allowance is necessary; our reliance on secondary sources such as FHLB advances, sales of securities and loans, federal funds lines of credit from correspondent banks and out-of-market time deposits, to meet our liquidity needs; loss of consumer confidence and economic disruptions resulting from terrorist activities or other military actions; and changes in the securities markets. Additional factors that could cause actual results to differ materially are discussed in the Company’s filings with the Securities and Exchange Commission ("SEC"), including without limitation its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K. The forward-looking statements in this presentation speak only as of the date of the presentation, and the Company does not assume any obligation to update such forward-looking statements. Combined information contained in this presentation are used for illustrative purposes only. Non‐GAAP Measures Statements included in this presentation include non‐GAAP measures and should be read along with the accompanying tables to the April 23, 2015 presentation and earnings release which provide a reconciliation of non‐GAAP measures to GAAP measures. Management believes that these non‐GAAP measures provide additional useful information that allows readers to evaluate the ongoing performance of the Company. Non‐GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non‐GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP. Important Information 2

Q1 2015 Highlights 3  Operating EPS of $0.33; GAAP EPS of $0.30  TBV per share increased to $11.78 from $11.44  TCE / TA increased to 9.08% from 8.82%  Loan growth of $15.6 million (2.2% annualized) in Q1  Loan growth of $161 million (7.7% annualized) since Q2 2014, excluding $35 million remaining fair value mark to Yadkin loans  Record Q1 SBA loan production of $34.6 mm; $19 mm of SBA loan sales in Q1  Charge-offs of 7 bps for Q1 2015 and 9 bps in Q4 2014  Operating efficiency ratio declined to 62.1%  Redeeming preferred stock in May  Executed expense reduction plan to close or sell six branches in the third quarter and restructure back office positions  Joe Towell transitioning from Executive Chairman to Chairman

Positive Business Momentum Since Merger Announcement 4 Notes: Q1 2014 is a pro forma combination of Yadkin Financial Corporation and VantageSouth Bancshares, Inc. results. Q4 2014 and Q1 2015 represent actual results. All periods exclude securities gains and losses, a branch sale gain, merger and conversion costs, and restructuring charges. Results from periods prior to Q3 2014 do not include any acquisition accounting impact from the Yadkin-VantageSouth merger. Q1 2014 Combined Q4 2014 Q1 2015 Q1 2014 to Q1 2015 % Change Net Operating EPS $0.26 $0.35 $0.33 28% Operating Pre-Tax, Pre-Provision Income $13.5 $18.4 $18.2 35% Operating Efficiency Ratio 69.4% 63.5% 62.1% -11% Net Operating ROAA 0.85% 1.09% 1.04% 22% NIM 4.15% 4.43% 4.33% 4% Annualized Qtr / Qtr Loan Growth 2.5% 10.0% 2.2% -11% Net Charge-Offs 0.32% 0.09% 0.07% -78% Market Capitalization1 $532,304 $620,923 $641,663 21% Footnote 1: Q1 2014 Market capitalization is as of January 24, 2014, the final trading day prior to the Yadkin-VSB merger announcement. This market capitalization is also adjusted to include the common equity raised at the same time. Q4 2014 and Q1 2015 market capitalizations are calculated using the final closing stock price of the quarter.

 Operating EPS of $0.33  Pre-tax, pre-provision operating earnings of $18.2 mm  Provision of $961k fully covered $494k in net charge-offs and provided for reserve build  Operating non-interest income declined quarter over quarter with seasonal declines in service charges and fees and declines in other non-interest income  $2.1 mm decline in operating non-interest expense from Q4 2014  Driven by $1.6 mm reduction in salaries and benefits  Additional expense initiatives expected to reduce operating non-interest expense in Q2 and Q3  4% effective tax rate in Q4 2014 was the result of a valuation allowance reversal on the legacy Piedmont deferred tax asset *Excludes securities gains and losses, branch sale gain, merger and conversion costs, and restructuring charges. Earnings Profile 5 For the Quarter Ended, ($ in thousands) 2014Q4 2015Q1 Net interest income 40,791$ 39,176$ Provision for loan losses 843 961 Net interest income after provision for loan losses 39,948 38,215 Operating non-interest income 9,558 8,838 Operating non-interest expense 31,970 29,831 Operating income before taxes & M&A costs 17,536$ 17,222$ Gain (loss) on sales of available for sale securities 4 1 Merger and conversion costs 1,589 220 Restructuring charges 33 907 Income before income taxes 15,918 16,096 Income tax expense 607 5,846 Net income 15,311 10,250 Dividends and accretion on preferred stock 639 639 Net income to common shareholders 14,672 9,611 Pre-tax, pre-provision operating earnings (Non- GAAP)* 18,379 18,183

Net Interest Income 6 Combined Net Interest Margin (1)(%)  Impact of acquisition accounting on GAAP net interest margin is declining  Core net interest margin declined by 3 bps due to lower loan yields and a slight increase in cost of funds  Focus remains on disciplined loan pricing and low-cost, core deposits Average Yields and Rates For the Quarter Ended, 2014Q4 2015Q1 Loans 5.65% 5.52% Securities 2.34% 2.43% Other earning assets 0.39% 0.34% Total earning assets 4.92% 4.84% Interest bearing deposits (0.42%) (0.46%) Borrowed funds (1.62%) (1.64%) Total interest bearing liabilities (0.60%) (0.63%) Net interest margin (FTE) 4.43% 4.33% Cost of funds 0.49% 0.52% (1) Q1 2014 to Q2 2014 are a pro forma combination of Yadkin Financial Corporation and VantageSouth Bancshares, Inc. results. Q3 2014 through Q1 2015 represent actual results.

Diverse Drivers of Non-Interest Income Growth

- Year over year growth of 7.3% driven by higher SBA income and service charges and fees on deposit accounts
- Record SBA production of $34.6 mm in Q1
  - Pipeline continues to grow; up 6% from end of Q4 to end of Q1
  - Sales were $19 mm in Q1 2015 (down from $20 mm in Q4 2014) at an average premium of 11.99%
- Mortgage revenue increased to $1.3mm with refi growing to over 45% of volume and secondary production growth of 9% from Q4 to Q1 and a pipeline that increased over 50%

Combined Operating Non-Interest Income Composition[1, 2] ($000)



$10,000
$8,000
$6,000
$4,000
$2,000
$0
$8,236
$2,539
$2,341
$1,340
$2,016
$8,538
$2,730
$2,121
$1,299
$2,388
$8,742
$3,265
$2,072
$1,520
$1,885
$9,558
$3,506
$2,917
$1,002
$2,133
$8,838
$3,253
$2,873
$1,322
$1,390
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Other
Mortgage
SBA
Service charges & fees on deposits accounts

(1) Q1 and Q2 2014 are a pro forma combination of Yadkin Financial Corporation and VantageSouth Bancshares, Inc. results. Q3 2014 to Q1 2015 represent actual results. Excludes securities gains and losses and branch sale gain.
(2) Certain items have been reclassified between service charges and other non-interest income following the merger. Combined pro forma prior period balances have not been restated.

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YADKIN FINANCIAL CORPORATION

Non-Interest Expense 8 Combined Non-Interest Expense Composition1, 2 ($000)  Operating non-interest expense declined by 6.7% from Q4 2014 to Q1 2015 • Reduced salary and benefit expenses by $1.6 mm; approximately half of reduction is salary decline and approximately half reflects changes in accounting treatment of commissions and other variable incentive compensation • All other non-interest expense categories declined modestly in Q1 • Executed expense reduction plan to close or sell six branches in the third quarter and restructure back office positions • Remain confident in reaching the previously announced efficiency goal of sub 60% before the end of 2015 Total Non-Interest Expense $33,924 $31,817 $48,187 $33,592 $30,958 One-time charges ($3,397) ($2,710) ($17,450) ($1,622) ($1,127) Operating Non-Interest Expense $30,527 $29,107 $30,737 $31,970 $29,831 $2,884 $4,687 $4,569 $4,376 $4,006 $644 $1,075 $1,105 $1,096 $1,030 $1,547 $2,408 $2,497 $2,600 $2,636 $5,991 $11,009 $10,034 $9,452 $9,014 $0 $4,000 $8,000 $12,000 $16,000 $20,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Other Data Processing Occupancy & Equipment Salaries & Benefits $2,884 $4,687 $4,569 $4,376 $4,006 $644 $1,075 $1,105 $1,096 $1,030 $1,547 $2,408 $2,497 $2,600 $2,636 $5,991 $11,009 $10,034 $9,452 $9,014 $0 $4,000 $8,000 $12,000 $16,000 $20,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Other Data Processing Occupancy & Equipment Salaries & Benefits $2,884 $4,687 $4,569 $4,376 $4,006 $644 $1,075 $1,105 $1,096 $1,030 $1,547 $2,408 $2,497 $2,600 $2,636 $5,991 $11,009 $10,034 $9,452 $9,014 $0 $4,000 $8,000 $12,000 $16,000 $20,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Other Data Processing Occupancy & Equipment Salaries & Benefits $30,527 $29,107 $30,736 $31,970 (1) Q1 2014 and Q2 2014 are a pro forma combination of Yadkin Financial Corporation and VantageSouth Bancshares, Inc. results. Q3 2014 to Q1 2015 represent actual results. Excludes merger and conversion costs and restructuring charges. (2) Certain items have been reclassified, particularly between occupancy & equipment and other, following the merger. Combined pro forma prior period balances have not been restated. $2,884 $4,687 $4,569 $4,376 $4,006 $644 $1,075 $1,105 $1,096 $1,030 $1,547 $2,408 $2,497 $2,600 $2,636 $5,991 $11,009 $10,034 $9,452 $9,014 $0 $4,000 $8,000 $12,000 $16,000 $20,000 Q1 2013 Q2 2 13 Q3 2 13 Q4 2013 Q1 2014 Other Data Processing Occupancy & Equipment Salaries & Benefits n Core Deposit Intangible Amortization $29,831

Balance Sheet 9  Net loan growth of $15.6mm, or 2.2% annualized • Driven by new production of $305 mm • Loan growth is net of $19 mm in SBA loan sales • February weather negatively impacted production  Modest deposit decline, but continued deposit mix improvement • Non-time deposits declined by 3.2% annualized, reflecting some reductions following end of year increases • Non-time deposits have increased 6.9% on an annualized basis since Q3 2014  TBV per share up 12.1% annualized to $11.78  Plan to repurchase preferred stock on or around May 13 Balance Sheet As of the Quarter Ended, (Dollars in thousands) 2014Q4 2015Q1 Assets: Cash and due from banks 65,312$ 55,426$ Federal funds & interest-earning deposits 67,053 53,076 Investment securities 712,041 697,834 Loans held for sale 20,205 32,322 Loans 2,898,266 2,913,859 Allowance for loan losses (7,817) (8,284) Premises and equipment, net 80,379 78,683 Foreclosed assets 12,891 12,427 Other assets 417,979 432,010 Total assets 4,266,309$ 4,267,353$ Liabilities: Deposits: Non-interest demand 680,387$ 655,333$ Interest-bearing demand 469,898 472,524 Money market and savings 1,004,796 1,010,348 Time deposits 1,092,283 1,070,970 Total deposits 3,247,364 3,209,175 Short-term borrowings 250,500 325,500 Long-term debt 180,164 137,199 Accrued interest & other liabilities 30,479 27,660 Total liabilities 3,708,507$ 3,699,534$ Shareholders' equity: Preferred stock 28,405$ 28,405$ Common stock & other equity 529,397 539,414 Total shareholders' equity 557,802 567,819 Total liabilities and shareholders' equity 4,266,309$ 4,267,353$ Tangible book value per common share 11.44$ 11.78$

Strong Asset Quality 10 Effective Reserve of 2.04% or $59.4mm Classified Asset Ratio (1) – Bank Level (1) Classified Asset Ratio = Classified Assets / (Tier 1 Capital + Loan Loss Reserves) Loan Loss Reserves Breakdown ($ in thousands) Non- Purchased Impaired Purchased Impaired (SOP 03-3) Total Balance at 12/31/14 6,519$ 1,298$ 7,817$ Net charge-offs (494) 0 (494) Provision for loan losses 882 79 961 ALLL balance at 3/31/15 6,907$ 1,377$ 8,284$ Remaining credit mark 25,356 15,281 40,637 Remaining interest rate mark 4,003 6,485 10,488 Total effective reserve 36,266$ 23,143$ 59,409$ Loan balances 2,724,243$ 189,616$ 2,913,859$ ALLL percentage 0.25% 0.73% 0.28% Remaining credit mark percentage 0.93% 8.06% 1.39% Remaining interest rate mark percentage 0.15% 3.42% 0.36% Effective reserve (%) 1.33% 12.21% 2.04% Net charge-offs - 7 bps Remaining mark declined by $4mm in Q1

Contact: Terry Earley (919) 659-9015 terry.earley@yadkinbank.com

Operating Earnings Reconciliation

(Dollars in thousands)	For the Three Months Ended, March 31, 2014	June 30, 2014
VANTAGESOUTH		
Net operating earnings (Non-GAAP)		
Net income (GAAP)	$2,114	$3,544
Securities (gains) losses	-	(217)
Merger and conversion costs	1,209	1,968
Restructuring charges	836	93
Income tax effect of adjustments	(452)	(387)
Deferred tax asset revaluation from reduction in state income tax rates	-	-
Net operating earnings (Non-GAAP)	**$3,707**	**$5,001**

YADKIN	March 31, 2014	June 30, 2014
Net operating earnings (Non-GAAP)		
Net income (loss) (GAAP)	$ 3,908	$ 4,388
Securities (gains) losses	(1,128)	(3)
Merger and conversion costs	1,352	649
Income tax effect of adjustments	312	(146)
Net operating earnings (Non-GAAP)	**$ 4,444**	**$ 4,888**

COMBINED	March 31, 2014	June 30, 2014	Actual September 30, 2014	Actual December 31, 2014	Actual March 31, 2015
Net operating earnings (Non-GAAP)					
Net income (loss) (GAAP)	$ 6,022	$ 7,932	$ 949	$ 15,311	$ 10,250
Securities (gains) losses	(1,128)	(220)	96	(4)	(1)
Branch sale gain	-	-	(415)	-	-
Merger and conversion costs	2,561	2,617	17,270	1,589	220
Restructuring charges	836	93	180	33	907
Income tax effect of adjustments	(140)	(533)	(6,075)	(601)	(431)
Valuation allowance reversal on Piedmont's DTA	-	-	-	(4,706)	-
Net operating earnings (Non-GAAP)	**$ 8,151**	**$ 9,889**	**$ 12,005**	**$ 11,622**	**$ 10,945**
Average Assets	$ 3,897,139	$ 3,929,913	$ 4,079,107	$ 4,224,871	$ 4,249,678
Net operating ROAA	**0.85%**	**1.01%**	**1.17%**	**1.09%**	**1.04%**

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YADKIN FINANCIAL CORPORATION